UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 8, 2024

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive, Suite 300
Cleveland	(440)
OH	449-9600	44124-4069
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2024, at the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Hyster-Yale Materials Handling, Inc. (the "Company"), the stockholders of the Company approved the amendment and restatement of the Hyster-Yale Materials Handling, Inc.2020 Long-Term Equity Incentive Plan (the “Equity Plan”), effective May 8, 2024. We refer to the Equity Plan, as amended and restated at the Annual Meeting, as the “Revised Equity Plan”.

In general, the Revised Equity Plan will continue to be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors, and will continue to enable the Company to provide long-term, performance-based incentive compensation opportunities (payable partly in cash and partly in the Company's Class A Common Stock ("Award Shares") to certain salaried employees who will be in a position to make contributions to the Company and its subsidiaries.Subject to the adjustment provisions of the Revised Equity Plan, the total enumerated share pool for the Revised Equity Plan is 1,708,570 shares (consisting of 800,000 shares of Class A Common Stock that were approved by the Company’s stockholders in 2020, plus 108,570 shares of Class A Common Stock remaining available for awards under the predecessor to the Equity Plan as of the Equity Plan's effective date that were approved by the Company’s stockholders in 2020, plus an additional 800,000 shares of Class A Common Stock approved by the Company’s stockholders at the Annual Meeting). The term for issuances or transfers of Award Shares under the Revised Equity Plan will end on May 8, 2034 (extended from May 19, 2030).

In terms of performance objectives for awards under the Revised Equity Plan, the Committee in general may choose any measurable objective(s), including those in the following non-exhaustive list: return on equity, return on total capital employed, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, return on sales, earnings before interest and taxes, revenue, revenue growth, gross margin, net or standard margin, return on investment, increase in the fair market value of shares, share price (including, but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), inventory turns, financial return ratios, market share, earnings measures/ratios, economic value added, balance sheet measurements (such as receivable turnover), internal rate of return, customer satisfaction surveys or productivity, net income, operating profit or increase in operating profit, market share, increase in market share, sales value increase over time, economic value added, economic value increase over time, new project development, achievement of long-term strategic goals or net sales. The Committee may modify performance objectives (or goals or actual levels of achievement) if a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances, render the performance objectives unsuitable.

Company shareholder approval of the Revised Equity Plan also approved certain other conforming, clarifying or non-substantive changes to the Equity Plan, and approved updated provisions clarifying that awards are subject to the Company’s clawback policies. The Revised Equity Plan administrator generally will be able to amend the Revised Equity Plan subject to Company stockholder approval and/or awardee consent in certain circumstances, as described in the Revised Equity Plan.

This description of the Revised Equity Plan is qualified in its entirety by reference to the full text of the Revised Equity Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2024, at the Company’s Annual Meeting of Stockholders, the stockholders of the Company approved an amendment to the Company's Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for the exculpation of certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law.

This description of the amendment to the Certificate of Incorporation is qualified in its entirety by reference to the full text of the amendment, which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 8, 2024.

The stockholders elected the following fourteen nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Colleen R. Batcheler	42,552,236	2,116,154	1,400,693
James B. Bemowski	44,573,632	94,758	1,400,693
J.C. Butler, Jr.	41,937,842	2,730,548	1,400,693
Gary L. Collar	44,601,362	67,028	1,400,693
Carolyn Corvi	42,552,454	2,115,936	1,400,693
Edward T. Eliopoulos	44,420,637	247,753	1,400,693
John P. Jumper	42,526,321	2,142,069	1,400,693
Dennis W. LaBarre	40,392,116	4,276,274	1,400,693
Rajiv K. Prasad	44,520,005	148,385	1,400,693
H. Vincent Poor	42,558,218	2,110,172	1,400,693
Alfred M. Rankin, Jr.	42,285,983	2,382,407	1,400,693
Claiborne R. Rankin	42,214,856	2,453,534	1,400,693
Britton T. Taplin	42,228,723	2,439,667	1,400,693
David B.H. Williams	42,223,500	2,444,890	1,400,693

The stockholders approved, on an advisory basis, the Company's named executive officer compensation:

For	44,260,149
Against	323,189
Abstain	85,052
Broker non-votes	1,400,693

The stockholders approved the amendment and restatement of the Hyster-Yale Materials Handling, Inc. 2020 Long-Term Equity Incentive Plan (Amended and Restated Effective May 8, 2024):

For	44,495,970
Against	107,463
Abstain	64,957
Broker non-votes	1,400,693

The stockholders approved an Amendment to the Company's Second Amended and Restated Certificate of Incorporation:

For	41,082,319
Against	3,573,892
Abstain	12,179
Broker non-votes	1,400,693

The stockholders confirmed the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the current fiscal year:

For	45,877,873
Against	174,894
Abstain	16,316

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

3.1	Amendment to the Second Amended and Restated Certification of Incorporation of Hyster-Yale Materials Handling, Inc.
10.1	Hyster-Yale Materials Handling, Inc. 2020 Long-Term Equity Incentive Plan (Amended and Restated Effective May 8, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 13, 2024		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary